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                                                                 EXHIBIT 10.3(c)



                             PEREGRINE SYSTEMS, INC.

                   2000 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

         1. PURPOSES OF THE PLAN. The purposes of this 2000 Stock Option Plan for French Employees are:


                  - to attract and retain the best available personnel in France for positions of substantial responsibility,


                  -       to provide additional incentive to French
                          Employees, and


                  - to promote the success of the Company's business and the business of its French subsidiary.

         This Plan is a sub-plan created under and pursuant to the Peregrine Systems, Inc. 1994 Stock Option Plan, which has been approved by the stockholders of Peregrine Systems, Inc., and which provides that French employees may benefit under this Plan. Options shall be granted under the Plan at the discretion of the Administrator and as reflected in terms of written option agreements, and are intended to qualify for preferred treatment under French tax laws. Unless otherwise defined herein, the terms defined in the U.S. Plan shall have the same defined meanings in this Plan.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under French corporate, securities, and tax laws.

                  (b) "DISABILITY" means total and permanent disability, as defined under Applicable Laws.

                  (c) "EMPLOYEE" means any person employed by the Company or any Parent or Subsidiary of the Company, (i) who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, and (ii) who is a resident of the Republic of France.

                  (d) "FAIR MARKET VALUE" means, as of any date, the dollar value of Common Stock determined as follows:

                               (i)  If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market Value shall be the average quotation price for the last 20 days preceding the date of determination for such stock (or the average closing bid for such 20 day period, if no sales were reported) as quoted on such exchange or system and reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                               (ii)   If the Common Stock is quoted on the
Nasdaq Stock Market (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are

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not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last 20 days preceding the date of determination; or

                               (iii)  In the absence of an established market
for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (e) "OPTION" means a stock option granted pursuant to the Plan which is intended to qualify for preferred treatment under applicable French tax laws.

                  (f) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (g) "OPTION PRICE" means the per share price for exercising an Option, determined in accordance with subsection 9(a) of the Plan.

                  (h) "OPTIONED STOCK" means the Common Stock subject to an Option.

                  (i) "OPTIONEE" means a person eligible to participate in the Plan pursuant to Section 5 and who holds an outstanding Option.

                  (j) "PLAN" means this Peregrine Systems, Inc. 2000 Stock Option Plan for French Employees.

                  (k) "SUBSIDIARY" means any participating subsidiary of the Company located in the Republic of France.

                  (l) "U.S. PLAN" means the Peregrine Systems, Inc. 1994 Stock Option Plan.

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is that number of Shares of Common Stock which is currently available for issuance under the U.S. Plan, and to the extent an option is exercised under this Plan, the number of shares for which the option is exercised shall be deducted from the reserve established under the U.S. Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of grant of the corresponding Option and must be reserved and set aside for such purpose.

                  If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated).

         4. ADMINISTRATION OF THE PLAN.

                  (a) PROCEDURE. The Plan shall be administered by the Board or a committee appointed by the Board.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

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                               (i)    to determine the Fair Market Value;

                               (ii)   to select the Employees to whom Options
may be granted hereunder;

                               (iii)  to determine whether and to what extent
Options are granted hereunder;

                               (iv)   to determine the number of shares of
Common Stock to be covered by each Option granted hereunder;

                               (v)    to approve forms of agreement for use
under the Plan;

                               (vi)   to determine the terms and conditions,
not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                               (i)    to construe and interpret the terms of
the Plan;

                               (ii)   to prescribe, amend and rescind rules and
regulations relating to the Plan;

                               (iii)  to modify or amend each Option (subject
to Section 14(c) of the Plan);

                               (iv)   to authorize any person to execute on
behalf of the Company or Subsidiary any instrument required to effect the grant of an Option previously granted by the Administrator;

                               (v)    to determine the terms and restrictions
applicable to Options; and

                               (vi)   to make all other determinations deemed
necessary or advisable for administering the Plan.

                  (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

         5. ELIGIBILITY. Options may be granted only to Employees; provided, however, that the PRESIDENT DIRECTEUR GENERAL, the DIRECTEUR GENERAL and other directors who are also Employees of a Subsidiary may be granted Options hereunder. An individual who has been granted an Option may, if otherwise eligible, be granted additional Options.

         6. LIMITATIONS. Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's employment relationship with the Company.

         7. TERM OF PLAN. The Plan shall become effective as of the date of its adoption by the Board. It shall continue in effect until the earlier of (i) the termination of the U.S. Plan or (ii) the date five (5) years from the date of its adoption or the maximum length of time permitted for favorable tax and social security treatment under Applicable Laws, unless terminated earlier under
Section 14 of the Plan.

         8. TERM OF OPTION. The term of each Option shall be as stated in the Option Agreement.

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         9. OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) OPTION PRICE. The Option Price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator upon the date of grant of the Option and stated in the Option Agreement, but in no event shall be lower than ninety-five percent (95%) of the Fair Market Value on the date the Option is granted. This Option Price cannot be modified while the Option is outstanding.

                  (b) WAITING PERIOD AND EXERCISE DATES. Options granted hereunder may not be exercised within two (2) years of the date the Option is granted (the "Initial Exercise Date") whether or not the Option has vested prior to such time; provided, however, that the Initial Exercise Date shall be automatically adjusted to conform with any changes under Applicable Laws so that the length of time from the date of grant to the Initial Exercise Date when added to the length of time in which shares may not be disposed of after the Initial Exercise Date as provided in Section 9(c) below, will allow for favorable tax and social security treatment under Applicable Laws. Subject to such two (2) year period, at the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

                  (c) RESTRICTION ON SALE. The Shares subject to this Option may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three (3) years after the Initial Exercise Date.

                  (d) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist of:

                               (i)    cash or check (denominated in U.S.
Dollars);

                               (vii)  wire transfer (denominated in U.S.
Dollars);

                               (ii) delivery of a properly executed exercise
notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of an amount of the sale or loan proceeds required to pay the exercise price;

                               (iii)  any combination of the foregoing methods
of payment; or

                               (iv)   such other consideration and method of
payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10. EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when:

                               (i)    the Company receives written notice of
exercise (in accordance with the Option Agreement and in the form attached hereto as EXHIBIT A) from the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised and all applicable taxes; and

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                               (ii)   the Subsidiary receives a written
subscription agreement to the Shares (in accordance with the Option Agreement and in the form attached hereto as EXHIBIT B) from the person entitled to exercise the Option.

                               Full payment may consist of any consideration and
method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan, and shall be deemed to be definitively made upon receipt of the payment by the Subsidiary. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

                               Until the stock certificate evidencing such
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) a stock certificate evidencing such Shares promptly after the Option is exercised and after full payment, as indicated above, is received by the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                               Exercising an Option in any manner shall decrease
the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF EMPLOYMENT RELATIONSHIP. In the event that an Optionee's status as an Employee terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within ninety (90) days (or such other period of time not exceeding ninety (90) days as is determined by the Administrator), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) DISABILITY OF OPTIONEE. In the event that an Optionee's status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination (or such other period of time not exceeding six (6) months as is determined by the Administrator), but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) DEATH OF OPTIONEE. In the event of the death of an Optionee while an Employee, the Option shall vest as to all the Shares subject thereto and the may be exercised within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance (or such other period of time not exceeding six (6) months as is determined by the Administrator). If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

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         11. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option and the number of shares of Common Stock covered by each outstanding Option as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"; provided further, that if any such adjustment to the exercise price and the number of shares of Common Stock covered by outstanding Options would violate Applicable Laws in such a way to jeopardize the favorable tax and social security treatment of the Plan and the Options granted thereunder, then no such adjustment shall be made prior to the exercise of any such outstanding Option. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right shall terminate immediately prior to the consummation of such proposed action.

                  (c) MERGER OR ASSET SALE. In the event of (i) a merger or consolidation of the Company with or into another corporation resulting in the outstanding voting securities of the Company immediately prior thereto representing (either by remaining or by being converted into voting securities of the surviving entity) less than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (ii) the sale of all or substantially all of the assets of the Company; or (iii) the sale or other transfer by John Moores and any stockholder affiliated (within the meaning of the Securities Act) with Mr. Moores, in a single transaction or a series of related transactions, of shares of Common Stock constituting more than fifty percent (50%) of the then outstanding Common Stock of the Company to any person or entity not affiliated with Mr. Moores or the Company, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. Notwithstanding the provisions of clause (iii) above, any such sale or other transfer by Mr. Moores or any stockholder affiliated with Mr. Moores of shares of Common Stock through a registered public offering of securities under the Securities Act, or in compliance with the requirements of paragraphs (c),
(d), (e), and (f) of Rule 144 under the Securities Act, shall not cause the Option to become fully vested and exercisable. If an Option becomes fully vested and exercisable in the event of a merger or consolidation, or sale of assets, or sale or transfer of Common Stock by Mr. Moores as provided above, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable.

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         13. DATE OF GRANT. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         14. AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Administrator may at any time amend, alter, suspend or terminate the Plan.

                  (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Laws.

                  (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and a representative of the Administrator.

         15. CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws, including, without limitation, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required under Applicable Laws.

         16. LIABILITY OF COMPANY.

                  (a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan. In the event more than one Option is granted which exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Options shall be void as set forth in the preceding sentence on a pro rata basis.

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         17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

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